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                        SECURITES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
            --------------------------------------------------------


                                October 31, 1996


                            XXSYS TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)


                        Commission File Number : 0-20376



         California                                       33-0161808
(State or other jurisdiction of                           (IRA Employer
incorporation or organization)                            Identification Number)




                              4619 Viewridge Avenue
                               San Diego, CA 92123
                    (Address of principal executive offices)


                                 (619) 974-8200
                           (Issuer's telephone number)




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                            XXSYS TECHNOLOGIES, INC.


Item 5. Other Events

         This report is being filed with the Securities and Exchange Commission to give evidence that XXsys Technologies, Inc. is in compliance with the minimum listing requirements for Nasdaq, as shown in the attached unaudited balance sheet as of September 30, 1996. The Company's capital and surplus is in excess of $1 million and total assets are in excess of $2 million, as shown in Schedule A, Column 1.

         In the Company's Form 10-Q for the period ended June 30, 1996, the Company's capital and surplus and total assets were shown to be below the minimum requirements for maintaining its listing on the Nasdaq Small Cap Market. At that time, the Company was in the process of redeeming its publicly traded warrants and had deferred all other plans for raising equity capital during the prior six months until the warrant redemption had been completed. The warrants were redeemed on August 12, 1996.

         Since June 30, 1996, the Company has completed its warrant redemption and received over $1,845,000 in capital from the exercises of warrants and employee stock options, conversions of debt to equity and private placements of restricted stock. The effect of these transactions and the expected receipt of an additional $1,155,000 due under private placement agreements signed in September 1996 are included as part of the capital and surplus in the unaudited proforma balance sheet for September 30, 1996, that follows. (See also Note 2.)




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                                                                      SCHEDULE A
                            XXSYS TECHNOLOGIES, INC.
                       CONSOLIDATED PROFORMA BALANCE SHEET


                                                                      SEPTEMBER 30, 1996 (UNAUDITED)
                                                                      ------------------------------
                                                               Before             Proforma         Proforma
                                                            Adjustments         Adjustments        Form 10-K
                                                            -----------         -----------       ----------
Assets
Current Assets:
    Cash and cash equivalents                                $    184,000      $         --       $  184,000
    Accounts receivable                                            92,000                --           92,000
    Stock subscription receivable (Note 2)                        520,000         1,155,000        1,675,000
    Inventory                                                      20,000                --           20,000
    Prepaid expenses and other                                     78,000                --            78000
                                                             ------------      ------------       ----------
          Total current assets                                    894,000      $  1,155,000        2,049,000

Machinery, equipment and furniture, net of accum-
   ulated depreciation                                            900,000                --          900,000

Long-term note receivable                                              --                --               --
Cash in escrow                                                    175,000                --          175,000
Goodwill                                                            8,000                --            8,000
Deferred costs                                                         --                --               --
Patents, net of amortization                                       45,000                --           45,000
                                                             ------------      ------------      -----------
              Total assets                                   $  2,022,000      $  1,155,000      $ 3,177,000
                                                             ============      ============      ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Notes payable                                            $     82,000      $         --      $     82,000
    Accounts payable                                              404,000                --           404,000
    Accrued compensation                                           59,000                --            59,000
    Other accrued liabilities                                      72,000                --            72,000
    Related party accrued expenses                                 25,000                --            25,000
                                                             ------------      ------------       -----------
            Total current liabilities                             642,000                --           642,000

Long term liabilities                                                  --                --                --
Commitments and contingencies                                          --                --                --

Stockholders' equity:
    Preferred stock, par value $100
        Shares authorized - 2,000,000
        Issued and outstanding - 4,500
        (liquidation preference -- $450,000)                      450,000                --           450,000
    Common stock, no par value
        Shares authorized -- 20M
        Issued and outstanding  -- 7.0M                        14,452,000         1,155,000        15,607,000
Warrants for services to be performed                                  --                --                --
Accumulated deficit                                           (13,022,000)               --       (13,022,000)
Note receivable for preferred stock                              (306,000)               --          (306,000)
Note receivable for common stock                                 (194,000)               --          (194,000)
Deferred compensation                                                  --                --                --
                                                             ------------      ------------      ------------
          Total stockholders' equity                            1,380,000         1,155,000         2,535,000
                                                             ------------      ------------      ------------
              Total liabilities and shareholders' equity     $  2,022,000      $  1,155,000      $  3,177,000
                                                             ============      ============      ============



                                    8K10..96

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                            XXSYS TECHNOLOGIES, INC.

                      NOTES TO PROFORMA FINANCIAL STATEMENT


1.  BASIS OF PRESENTATION

         The accompanying unaudited condensed consolidated proforma balance sheet has been prepared in accordance with generally accepted accounting principles and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the information contained therein. The unaudited condensed proforma balance sheet should be read in conjunction with the consolidated financial statements and notes for the fiscal year ended September 30, 1995, contained in the Company's Form 10-KSB/A and Note 2 that follows. Audited financial statements of the Company will not be available until the filing of Form 10-K in late December 1996, and such audit or a change from the assumptions described in Note 2 that follows could result in changes to the proforma balance sheet described herein.

2.  STOCK SUBSCRIPTION RECEIVABLE

         In September 1996, the Company signed two letters of agreements with outside investors who are existing shareholders for minimum investments in the Company totaling $2 million with participation rights for an additional $3 million. The Company received $325,000 in private placement funds prior to September 30, 1996, and an additional $520,000 in October 1996. Funds received in October 1996 from the private placement agreements have been reflected as stock subscriptions receivable as of September 30, 1996. The remaining funding commitments totaling $1,155,000 under the private placement agreements are expected to be received prior to filing of the Form 10-K in late December 1996 and will also be reflected as stock subscriptions receivable, as shown in the unaudited proforma balance sheet for Form 10-K.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             XXSYS TECHNOLOGIES, INC.


October 31, 1996

                                             By: /s/ Gregory P. Hanson
                                             -------------------------
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

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